PRC CONTRIBUTION AND PROFIT APPROPRIATION (Schedule of Appropriations to General Reserve Fund, Statutory Surplus Reserve and Education Development Reserve) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Appropriation to statutory reserve
General and statutory surplus reserve		¥ 17,348	¥ 17,348
Education development reserve		2,837	2,801
Total	$ 2,899	¥ 20,185	¥ 20,149